EXHIBIT 99.4

          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE
         EXERCISE OF THIS WARRANT (COLLECTIVELY, THE "SECURITIES") HAVE
        NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
          (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE
       UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S UNDER
           THE SECURITIES ACT) UNLESS IN ACCORDANCE WITH REGULATION S,
         PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR PURSUANT TO
            AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS
           UNDER THE SECURITIES ACT. IN ADDITION, HEDGING TRANSACTIONS
             INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN
                       COMPLIANCE WITH THE SECURITIES ACT.


                               WARRANT TO PURCHASE

                    COMMON STOCK, PAR VALUE $.00001 PER SHARE

                                       OF

                          ADVANCED VIRAL RESEARCH CORP.

              -----------------------------------------------------


                  This   certifies   that,   for   value   received,   RBB  BANK
AKTIENGESELLSCHAFT, or registered assigns ("Warrantholder"), is entitled to purchase from ADVANCED VIRAL RESEARCH CORP. (the "Company"), subject to the provisions of this Warrant, at any time and from time to time until 5:00 p.m. Eastern Standard Time on October 31, 2008, 375,000 shares of the Company's Common Stock, par value $.00001 per share ("Warrant Shares"). The purchase price payable upon the exercise of this Warrant shall be $0.24 per Warrant Share. The Warrant Price and the number of Warrant Shares which the Warrantholder is entitled to purchase is subject to adjustment upon the occurrence of the contingencies set forth in Section 3 of this Warrant, and as adjusted from time to time, such purchase price is hereinafter referred to as the "Warrant Price."

                  This Warrant is subject to the following terms and conditions:

           1.     EXERCISE OF WARRANT.

                  (1) This Warrant may be exercised in whole or in part but not for a fractional share. Upon delivery of this Warrant at the offices of the Company or at such other address as the Company may designate by notice in writing to the registered holder hereof with the Subscription Form annexed hereto duly executed, accompanied by payment of the Warrant Price for the number of Warrant Shares purchased (in cash, by certified, cashier's or other check acceptable to the Company, by Common Stock of the Company having a Market Value (as hereinafter defined) equal to the aggregate Warrant Price for the Warrant Shares to be purchased, or any combination of the foregoing), the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. Such certificate or certificates shall be promptly delivered to the Warrantholder. Upon any partial exercise of this Warrant, the Company shall execute and deliver a new Warrant of like tenor for the balance of the Warrant Shares purchasable hereunder.

                  (2)      In  lieu  of  exercising  this  Warrant  pursuant  to
                           Section 1(1), the holder may elect to receive shares of Common Stock equal to the value of this Warrant determined in the manner described below (or any portion thereof remaining unexercised) upon delivery of this Warrant at the offices of the Company or at such other address as the Company may designate by notice in writing to the registered holder hereof with the Notice of Cashless Exercise Form annexed hereto duly executed. In such event the Company shall issue to the holder a number of shares of the Company's Common Stock computed using the following formula:

                                   X = Y (A-B)
                                       -------
                                        A


Where    X = the number of shares of Common Stock to be issued to the holder.
         Y = the number of shares of Common Stock purchasable under this Warrant
             (at the date of such calculation).
         A = the Market Value of the Company's Common Stock on the business day immediately preceding the day on which the Notice of Cashless Exercise is received by the Company.
         B = Warrant Price (as adjusted to the date of such calculation).


                  (3) The Warrant Shares deliverable hereunder shall, upon issuance, be fully paid and non-assessable and the Company agrees that at all times during the term of this Warrant it shall cause to be reserved for issuance such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

                  (4) For purposes of this Warrant, the Market Value of a share of Common Stock on any date shall be equal to
                           (i) the closing sale price per share as published by a national securities exchange on which shares of Common Stock (or other units of the security) are traded (an "Exchange") on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the close of trading on such date or, (ii) if shares of Common Stock are not listed on a national securities exchange on such date, the closing price per share as published on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") National Market System if the shares are quoted on such system on such date, or
                           (iii) the average of the bid and asked prices in the over-the-counter market at the close of trading on such date if the shares are not traded on an exchange or listed on the NASDAQ National Market System, or
                           (iv) if the Common Stock is not traded on a national securities exchange or in the over-the-counter market, the fair market value of a share of Common Stock on such date as determined in good faith by the Board of Directors. If the holder disagrees with the determination of the Market Value of any securities of the Company determined by the Board of Directors under Section 1(4)(iv) the Market Value of such securities shall be determined by an independent appraiser acceptable to the Company and the holder (or, if they cannot agree on such an appraiser, by an independent appraiser selected by each of them, and Market Value shall be the median of the appraisals made by such appraisers). If there is one appraiser, the cost of the appraisal shall be shared equally between the Company and the holder. If there are two appraisers, each of the Company and the holder shall pay for its own appraisal.

         2.       TRANSFER OR ASSIGNMENT OF WARRANT.

                  (1) Any assignment or transfer of this Warrant shall be made by surrender of this Warrant at the offices of the Company or at such other address as the Company may designate in writing to the registered holder hereof with the Assignment Form annexed hereto duly executed and accompanied by payment of any requisite transfer taxes, and the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee for the portion so assigned in case of only a partial assignment, with a new Warrant of like tenor to the assignor for the balance of the Warrant Shares purchasable.

                  (2) Prior to any assignment or transfer of this Warrant, the holder thereof shall deliver an opinion of counsel to the Company to the effect that the proposed transfer may be effected without registration under the Act.

          3. ADJUSTMENT OF WARRANT PRICE AND WARRANT SHARES -- ANTI-DILUTION PROVISIONS.

                           A. (1) Except as  hereinafter  provided,  in case the
                  Company shall at any time after the date hereof issue any shares of Common Stock

                  (including shares held in the Company's treasury) without consideration, then, and thereafter successively upon each issuance, the Warrant Price in effect immediately prior to each such issuance shall forthwith be reduced to a price determined by multiplying the Warrant Price in effect immediately prior to such issuance by a fraction:

                           (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such issuance, and

                           (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance.

                  For the purposes of any computation to be made in accordance with the provisions of this clause (1), the following provisions shall be applicable:

                                    (i)      Shares of Common Stock  issuable by
                                             way   of    dividend    or    other
                                             distribution  on any  stock  of the
                                             Company  shall  be  deemed  to have
                                             been  issued and to be  outstanding
                                             at the  close  of  business  on the
                                             record    date    fixed   for   the
                                             determination    of    stockholders
                                             entitled to receive  such  dividend
                                             or other  distribution and shall be
                                             deemed to have been issued  without
                                             consideration.   Shares  of  Common
                                             Stock  issued  otherwise  than as a
                                             dividend,  shall be  deemed to have
                                             been  issued and to be  outstanding
                                             at the  close  of  business  on the
                                             date of issue.

                                    (ii)     The  number  of  shares  of  Common
                                             Stock at any time outstanding shall
                                             not  include  any shares then owned
                                             or held by or for  the  account  of
                                             the Company.

                                    (2) In case  the  Company  shall at any time
                           subdivide or combine the outstanding shares of Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of the subdivision or proportionately increased in the case of combination to the nearest one cent. Any such adjustment shall become effective at the close of business on the date that such subdivision or combination shall become effective.

                           B. In the event that the number of outstanding shares
                  of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a subdivision of the outstanding shares of Common Stock, which may include a stock split, then from and after the time at which the adjusted Warrant Price becomes effective pursuant to the foregoing Subsection A of this Section by reason of such dividend or subdivision, the number of shares issuable upon the exercise of this Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of outstanding shares of Common Stock is decreased by a combination of the outstanding shares of Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to such Subsection A of this Section by reason of such combination, the number of shares issuable upon the exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

                           C. In the event of an adjustment of the Warrant Price, the number of shares of Common Stock (or reclassified stock) issuable upon exercise of this Warrant after such adjustment shall be equal to the number determined by dividing:

                                    (1)      an amount  equal to the  product of
                                             (i) the  number of shares of Common
                                             Stock  issuable  upon  exercise  of
                                             this Warrant  immediately  prior to
                                             such   adjustment,   and  (ii)  the
                                             Warrant Price  immediately prior to
                                             such adjustment, by

                                    (2)      the Warrant Price immediately after
                                             such adjustment.

                           D. In the case of any reorganization or reclassification of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) or in the case of any consolidation of the Company with, or merger of the Company with, another corporation, or in the case of any sale, lease or conveyance of all, or substantially all, of the property, assets, business and goodwill of the Company as an entity, the holder of this Warrant shall thereafter have the right upon exercise to purchase the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock which the holder of this Warrant would have received had all Warrant Shares issuable upon exercise of this Warrant been issued immediately prior to such reorganization, reclassification, consolidation, merger or sale, at a price equal to the Warrant Price then in effect pertaining to this Warrant (the kind, amount and price of such stock and other securities to be subject to adjustment as herein provided).

                           E. In case the  Company  shall,  at any time prior to
                  the expiration of this Warrant and prior to the exercise thereof, dissolve, liquidate or wind up its affairs, the Warrantholder shall be entitled, upon the exercise thereof, to receive, in lieu of the Warrant Shares of the Company which it would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to it upon such Warrant Shares of the Company, had it been the holder of record of shares of Common Stock receivable upon the exercise of this Warrant on the record date for the determination of those entitled to receive any such liquidating distribution. After any such dissolution, liquidation or winding up which shall result in any distribution in excess of the Warrant Price provided for by this Warrant, the Warrantholder may at its option exercise the same without making payment of the aggregate Warrant Price and in such case the Company shall upon the distribution to said Warrantholder consider that the aggregate Warrant Price has been paid in full to it and in making settlement to said Warrantholder, shall deduct from the amount payable to such Warrantholder an amount equal to the aggregate Warrant Price.

                           F. In case the  Company  shall,  at any time prior to
                  the expiration of this Warrant and prior to the exercise thereof make a distribution of assets (other than cash) or securities of the Company to its stockholders (the "Distribution") the Warrantholder shall be entitled, upon the exercise thereof, to receive, in addition to the Warrant Shares it is entitled to receive, the same kind and amount of assets or securities as would have been distributed to it in the Distribution had it been the holder of record of shares of Common Stock receivable upon exercise of this Warrant on the record date for determination of those entitled to receive the Distribution.

                           G. Irrespective of any adjustments in the number of Warrant Shares and the Warrant Price or the number or kind of shares purchasable upon exercise of this Warrant, this Warrant may continue to express the same price and number and kind of shares as originally issued.

                  4. OFFICER'S CERTIFICATE. Whenever the number of Warrant Shares and the Warrant Price shall be adjusted pursuant to the provisions hereof, the Company shall forthwith file, at its principal executive office a statement, signed by the Chairman of the Board, President, or one of the Vice Presidents of the Company and by its Chief Financial Officer or one of its Treasurers or Assistant Treasurers, stating the adjusted number of Warrant Shares and the new Warrant Price calculated to the nearest one hundredth and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.
A copy of such statement shall be mailed to the Warrantholder.

                  5. CHARGES, TAXES AND EXPENSES. The issuance of certificates for Warrant Shares upon any exercise of this Warrant shall be made without charge to the Warrantholder for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued only in the name of the Warrantholder.

                  6.       MISCELLANEOUS.

                                    (1) The  terms  of  this  Warrant  shall  be
                           binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the shares of Common Stock issued or issuable upon the exercise hereof.

                                    (2) No  holder  of this  Warrant,  as  such,
                           shall be entitled to vote or receive dividends or be deemed to be a stockholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

                                    (3)  Receipt  of this  Warrant by the holder
                           hereof shall constitute acceptance of an agreement to the foregoing terms and conditions.

                                    (4) The Warrant and the  performance  of the
                           parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York and the parties hereunder consent and agree that the State and Federal Courts which sit in the State of
                           New York and the County of New York shall have exclusive jurisdiction with respect to all controversies and disputes arising hereunder.

                                    (5)  Shares  issued  upon  exercise  of this
                           Warrant shall be legended substantially as follows:

         "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, and must be held indefinitely unless they are transferred pursuant to an effective registration statement under that Act or after receipt of an opinion of counsel satisfactory to the Company that registration is not required."

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and its corporate seal to be affixed hereto.

Dated: November 16, 1998

                                  ADVANCED VIRAL RESEARCH CORP.


                                  BY: \s\ Shalom Hirschman
                                       Shalom Hirschman, M.D., President

                                SUBSCRIPTION FORM


                    (TO BE EXECUTED BY THE REGISTERED HOLDER
                     IF HE DESIRES TO EXERCISE THE WARRANT)


         To:      ADVANCED VIRAL RESEARCH CORP.


                  The undersigned hereby exercises the right to purchase _________ shares of Common Stock, par value $.00001 per share, covered by the attached Warrant in accordance with the terms and conditions thereof, and herewith makes payment of the Warrant Price for such shares in full.


                                    -------------------------------------------
                                    SIGNATURE


                                    --------------------------------------------
                                    ADDRESS

                                    --------------------------------------------



DATED:
      --------------------

                   NOTICE OF EXERCISE OF COMMON STOCK WARRANT
             PURSUANT TO NET ISSUE ("CASHLESS") EXERCISE PROVISIONS


                                                                        , 199
                                                            ------------     ---


Advanced Viral Research Corp.        Aggregate Price of          $
a Delaware corporation               of Warrant                   --------------
200 Corporate Boulevard South
Yonkers, New York 10701              Aggregate Price Being
                                     Exercised:                  $
Attention:                                                        --------------
          --------------------       Warrant Price
                                     (per share):                $
                                     Number of Shares of          --------------
                                     Common Stock to be
                                     Issued Under this
                                     Notice:



                                CASHLESS EXERCISE


Gentlemen:

                  The undersigned, registered holder of the Warrant to Purchase Common Stock delivered herewith ("Warrant") hereby irrevocably exercises such Warrant for, and purchases thereunder, shares of the Common Stock of ADVANCED VIRAL RESEARCH CORP., a Delaware corporation, as provided below. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given in the Warrant. The portion of the Aggregate Price (as hereinafter defined) to be applied toward the purchase of Common Stock pursuant to this Notice of Exercise is $ , thereby leaving a remainder Aggregate Price (if any) equal to $
        . Such exercise shall be pursuant to the net issue exercise provisions of Section 1(b) of the Warrant; therefore, the holder makes no payment with this Notice of Exercise. The number of shares to be issued pursuant to this exercise shall be determined by reference to the formula in Section 1(b) of the Warrant which requires the use of the Market Value (as defined in Section 1(d) of the Warrant) of the Company's Common Stock on the business day immediately preceding the day on which this Notice is received by the Company. To the extent the foregoing exercise is for less than the full Aggregate Price of the Warrant, the remainder of the Warrant representing a number of Shares equal to the quotient obtained by dividing the remainder of the Aggregate Price by the Warrant Price (and otherwise of like form, tenor and effect) may be exercised under Section

1(a) of the Warrant. For purposes of this Notice the term "Aggregate Price" means the product obtained by multiplying the number of shares of Common Stock for which the Warrant is exercisable times the Warrant Price.


                                    -------------------------------------------
                                    SIGNATURE

DATE:
     --------------------           --------------------------------------------
                                    ADDRESS

                                   ASSIGNMENT


                    (To be Executed by the Registered Holder
                     if he Desires to Transfer the Warrant)


                  FOR VALUE RECEIVED,  the undersigned hereby sells, assigns and
transfers  unto                          the right to purchase  shares of Common
Stock of ADVANCED VIRAL RESEARCH  CORP.,  evidenced by the within  Warrant,  and
does hereby irrevocably constitute and appoint                          Attorney
to transfer the said Warrant on the books of the Company, with full power of substitution.


                                    -------------------------------------------
                                    SIGNATURE


                                    --------------------------------------------
                                    ADDRESS

DATED:
      ---------------------

IN THE PRESENCE OF:


---------------------------